Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Terabeam, Inc. (the “Company”) for the quarter ended March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned Robert E. Fitzgerald, Chief Executive Officer, and Brian J. Sereda, Chief Financial Officer and Treasurer, of the Company certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert E. Fitzgerald	/s/ Brian J. Sereda
Robert E. Fitzgerald	Brian J. Sereda
Chief Executive Officer	Chief Financial Officer and Treasurer

Date: May 15, 2007	Date: May 15, 2007